MARATHON BANCORP
                           11150 W. OLYMPIC BOULEVARD
                          LOS ANGELES, CALIFORNIA 90064

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 16, 2001

TO  OUR  SHAREHOLDERS:

The 2001 Annual Meeting of Shareholders of Marathon Bancorp will be held at the Bancorp's main office located at 11150 W. Olympic Boulevard, Los Angeles,
California,  on  Monday,  April  16,  2001,  at  4:00  p.m.  local  time.

At  the  meeting,  we  will  ask  you  to  act  on  the  following  matters:

1.     ELECTION  OF  DIRECTORS  To  elect  seven  (7)  persons  to  the board of
       -----------------------
directors to serve until the next annual meeting. The following seven persons are nominees:

     Robert  J.  Abernethy                    Robert  Oltman
     Craig  D.  Collette                      Ann  Pappas
     Frank  Jobe,  M.D.                       Nick  Patsaouras
     C.  Thomas  Mallos

2.     OTHER  BUSINESS  To  transact  such  other  business as may properly come
       ---------------
before  the  meeting  or  any  adjournment  thereof.

If you were a shareholder of record at the close of business on March 12, 2001, you may vote at the meeting or at any postponement or adjournment of the meeting.


     BY  ORDER  OF  THE  BOARD  OF  DIRECTORS



                                         Robert L. Oltman
                                         ----------------
March  12,  2001                         Robert L. Oltman,  Secretary

                             PROXY  STATEMENT  FOR
                                MARATHON  BANCORP

This Proxy Statement contains information on the 2001 Annual Meeting of Shareholders of Marathon Bancorp to be held at its offices located at 11150 W. Olympic Boulevard, Los Angeles, California, on Monday, April 16, 2001 at 4:00 p.m., and at any and all adjournments of the meeting.

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY  DID  YOU  SEND  ME  THIS  PROXY  STATEMENT?

We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors is soliciting your vote at the 2001 Annual Meeting of the Shareholders.

This Proxy Statement summarizes the information you need to know to cast an informed vote at the meeting. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We will begin sending this Proxy Statement, Notice of Annual Meeting and the enclosed proxy card on or about March 22, 2001 to all shareholders entitled to vote. The record date for those entitled to vote is March 12, 2001. On March 12, 2001, there were 3,849,819 shares of our common stock outstanding. Common stock is our only class of stock outstanding. We are also sending our Annual Report for the year ended December 31, 2000 along with this Proxy Statement. The Annual Report is not to be deemed a part of the material for the solicitation of proxies.

HOW  DO  I  VOTE  BY  PROXY?

Whether you plan to attend the meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the meeting and vote.

If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

     "FOR"  THE  ELECTION  OF  ALL  SEVEN  NOMINEES  FOR  DIRECTOR

If any other matter is presented, your proxy will vote in accordance with the recommendation of the Board of Directors, or, if no recommendation is given, in their own discretion. At the time this Proxy Statement went to press, we knew of no matters that needed to be acted on at the meeting, other than those discussed in this Proxy Statement.

HOW  MANY  VOTES  DO  I  HAVE?

Each share of common stock entitles you to one vote. The proxy card indicates the number of shares of common stock that you own. However, in the election of directors, you are entitled to cumulate your votes if you are present at the meeting, the nominee's(s') name(s) have properly been placed in nomination, and a shareholder has given notice at the meeting prior to the actual voting of his intention to vote shares cumulatively. Cumulative voting allows you to give one nominee as many votes as is equal to the number of directors to be elected, multiplied by the number of shares you own, or to distribute your votes in the same fashion between two or more nominees. The return of an executed proxy grants the Board of Directors the discretionary authority to also cumulate votes.

CAN  I  CHANGE  MY  VOTE  AFTER  I  RETURN  MY  PROXY  CARD?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised if you file with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

HOW  DO  I  VOTE  IN  PERSON?

If you plan to attend the meeting and vote in person, we will provide a ballot form when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a legal proxy from the broker authorizing you to vote the shares at the meeting.

WHAT  CONSTITUTES  A  QUORUM?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the conduct of business at the meeting. Proxies which are marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting.

WHAT  VOTE  IS  REQUIRED  FOR  EACH  PROPOSAL?

The seven nominees for director who receive the most votes will be elected. So, if you do not vote for a particular nominee or you indicate "withhold authority to vote" for a particular nominee on your proxy card, your vote will not count either "for" or "against" the nominee.

WHAT  ARE  THE  COSTS  OF  SOLICITATION  OF  PROXIES?

We will bear the costs of this solicitation, including the expense of preparing, assembling, printing and mailing this Proxy Statement and the material used in this solicitation of proxies. The proxies will be solicited principally through the mails, but directors, officers and regular employees of the Company may solicit proxies personally or by telephone. Although there is no formal agreement to do so, we may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expense in forwarding these proxy materials to their principals. In addition, we may pay for and utilize the services of individuals or companies that are not regularly employed in connection with the solicitation of proxies.



                                 STOCK OWNERSHIP

WHO  ARE  THE  LARGEST  OWNERS  OF  THE  COMPANY'S  STOCK?

The following table shows the beneficial ownership of common stock as of March 12, 2001 by each person we know to be the beneficial owner of more than five percent of the outstanding shares of common stock. "Beneficial ownership" is a technical term broadly defined by the Securities and Exchange Commission to mean more than ownership in the usual sense. So, for example, you beneficially own the Company's common stock not only if you hold it directly, but also if you indirectly, through a relationship, contract or understanding, have, or share, the power to vote the stock, to sell it or you have the right to acquire it within 60 days of March 12, 2001:


                                          Number  of          Percent  of
Name                                          Shares                Class
----                                   -------------          -----------

Oppenheimer-Spence  Financial  Services     224,897(1)                5.6
    Partnership  LP.

Robert  L. Oltman                           211,792(2)                5.3



(1) Based on a Schedule 13D/A filed with the Securities and Exchange Commission on September 12, 1997. The address of this beneficial owner is 119
West  57th  Street,  New  York,  NY  10019.
(2) Includes 20,870 shares acquirable by the exercise of stock options. Mr. Oltman's address is c/o Marathon National Bank, 11150 W. Olympic Blvd., Los Angeles, CA 90064.

HOW  MUCH  STOCK  DO  OUR  DIRECTORS  AND  OFFICERS  OWN?


                                     Common  Stock  Beneficially  Owned  as  of
                                                    March  12,  2001
                                           ------------------------------------
                                                 Number  of       Percent  of
Name of Beneficial Owner                            Shares           Class
--------------------------------                    ------           -----
Directors and Named Executive Officers:
---------------------------------------
Nikolas Patsaouras                                   64,477(1)         1.6
Robert J. Abernethy                                 124,169(2)         3.1
Craig D. Collette                                    90,923(3)         2.2
Frank W. Jobe, M.D.                                  87,186(4)         2.1
C. Thomas Mallos                                     68,748(5)         1.7
Robert L. Oltman                                    211,792(6)         5.3
Ann Pappas                                           82,398(7)         2.0
Timothy J. Herles                                    25,458(8)         0.6
Howard J. Stanke                                     23,100(9)         0.5
Adrienne Caldwell                                    7,600(10)         0.1
Total for all directors, named executive officers
and all executive officers (numbering 10). . . .   785,851(11)        19.2

__________________
(1) Mr. Patsaouras has shared voting and investment powers as to 37,500 of these shares. The amount includes 26,567 shares acquirable by exercise of stock options.

(2) The amount includes 16,870 shares acquirable by exercise of stock options.

(3) Mr. Collette has shared voting and investment powers as to 88,923 shares. The amount includes 2,000 shares acquirable by exercise of stock options.

(4) The amount includes 12,996 shares acquirable by exercise of stock options.

(5) Mr. Mallos has shared voting and investment powers as to 45,108 of these shares. The amount includes 20,870 shares acquirable by exercise of stock options.

(6) Mr. Oltman has shared voting and investment powers as to 179,424 of these shares. The amount includes 20,870 shares acquirable by exercise of stock options. His address is c/o Marathon Bancorp, 11150 West Olympic Boulevard, Los Angeles, California 90064.

(7) Ms. Pappas has shared voting and investment powers as to 61,413 of these shares. The amount includes 20,870 shares acquirable by exercise of stock options.

(8) Mr. Herles has shared voting and investment powers as to 1,184 of these shares. The amount includes 24,274 shares acquirable by exercise of stock options.

(9)     Mr.  Stanke has shared voting and investment powers as to 23,100 shares.

(10)    These  shares  are  acquirable  by  exercise  of  stock  options.

(11) This amount includes 152,917 shares acquirable by exercise of stock options within 60 days of March 12, 2001.

DID DIRECTORS AND OFFICERS COMPLY WITH THEIR SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE REQUIREMENTS IN 2000?

Section 16(a) of the Securities and Exchange Act of 1934 requires our executive officers and directors, and persons who own more than ten percent of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). The SEC requires executive officers directors and greater than ten-percent shareholders to furnish to us copies of all Section 16(a) forms they file.

Based solely on our review of these reports and of certifications furnished to us, we believe that during the fiscal year ended December 31, 2000 all executive officers and directors complied with all applicable Section 16 (a) filing requirements.


          DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD OF DIRECTORS
                                     PROPOSAL  1:
                               ELECTION  OF  DIRECTORS

WHAT  DO  THE  BYLAWS  SAY  ABOUT  THE  ELECTION  OF  DIRECTORS?

Our Bylaws presently provide that the number of directors of the Company shall not be less than seven (7) nor more than twelve (12) until changed by an amendment to the Bylaws adopted by our shareholders. The Bylaws further provide that the exact number of directors shall be seven (7) until changed by a Bylaw or Bylaw amendment duly adopted by our shareholders or board of directors.

We have nominated seven directors for election at the annual meeting, which is the number of slots fixed for the election of directors.

We will nominate the persons named below, all of whom are present members of our Board of Directors, for election to serve until the 2002 Annual Meeting of Shareholders. Each of these persons is also a member of the Board of Directors of our subsidiary Marathon National Bank. The Board will cast its votes to effect the election of these nominees. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board. Nominations may be made by shareholders at the meeting.

The following table sets forth as of March 12, 2001, the names of, and certain information concerning, the persons nominated by the board of directors for election as directors of the Company.


THE  NOMINEES

                               Year  First
  Name  and  Title              Appointed       Principal  Occupation
  Other than Director   Age      Director      During Past Five  Years
----------------------  ---     ---------     ------------------------------

Nikolas  Patsaouras      57       1982      President of Patsaouras & Associates
Chairman                                       (consulting engineers).

Robert  J.  Abernethy    61       1983      President,  American  Standard
                                            Development  Co.

Craig  D.  Collette      58       1997     President and Chief Executive Officer
President  &  CEO                          of the  Company and the Bank. Former
                                           President and Chief Operating Officer
                                           of TransWorld  Bank from June 1996 to
                                           January 1997,and former President and
                                           Chief Executive  Officer of  Landmark
                                           Bank from January 1979 to April 1996.

Frank  W.  Jobe,  M.D.    75       1985     Orthopedic  Surgeon

C.  Thomas Mallos         64       1982     President, C. Thomas Mallos,
                                            Accountancy Corp.

Robert  L.  Oltman        63       1982     President, Oltman  Management
                                            Company.

Ann  Pappas               72       1982     Restaurateur.

All of the nominees have served as members of our board of directors during the past year. Mr. Abernethy is a director of Public Storage Inc. which also is a public company registered with the Securities and Exchange Commission.

                      THE BOARD OF DIRECTORS AND COMMITTEES

Our board of directors held twelve (12) meetings during 2000. Two of the directors attended less than 75 percent of all board of directors meetings and committee meetings (of which they were a member) that were held in 2000. Mr. Abernethy attended three meetings and Dr. Jobe attended four meetings. Marathon Bancorp and Marathon National Bank has a standing Audit/Compliance Committee. In 2000, Marathon National Bank had a standing Executive and Compensation Committee and Loan Committee

THE  AUDIT/COMPLIANCE  COMMITTEE
Marathon Bancorp's Audit/Compliance Committee, which consisted of Thomas Mallos (chairman) and Messrs. Patsaouras, Oltman and Ms. Pappas, met three times during 2000. The purpose of the Audit/Compliance Committee is to direct the activities of the external auditors of the Company and Bank to fulfill the legal and technical requirements necessary to adequately protect the shareholders, directors and employees. The Audit/Compliance Committee also recommends to the Board of Directors the appointment of independent accountants and reviews the findings and recommendations from all the external auditors. Each of the members is "independent" as defined by policy and the National Association of Securities Dealers, Inc. listing standards.

Audit/Compliance  Committee  Report
-----------------------------------

The following Report of the Audit/Compliance Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the Securities Act of 1933 or under the Securities Act of 1934, except to the extent we specifically incorporate this Report by reference.

The Audit/Compliance Committee reports to the board and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of Marathon Bancorp.

The Audit/Compliance Committee Charter adopted by the board sets out the responsibilities, authority and specific duties of the audit committee. A copy of the Audit/Compliance Committee Charter is attached to this Proxy Statement as Appendix A.
-----------

Pursuant to the charter, the audit committee has the following responsibilities:
-     To  monitor  the  preparation  of  quarterly and annual financial reports;
- To review the adequacy of internal control systems and financial reporting procedures with management and independent auditors;
- To review the general scope of the annual audit and the fees charged by the independent auditors.
- To review and approve audit policies and audit department job descriptions.

In discharging its oversight responsibility the audit committee has met and held discussions with management and Vavrinek, Trine, Day & Co., the independent auditors for Marathon Bancorp. Management represented to the audit committee that all consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the audit committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The audit committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

The audit committee also obtained from the independent auditors a formal written statement describing all relationships between us and the auditors that bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee. The audit committee discussed with the independent auditors any relationships that may impact on the firm's objectivity and independence and satisfied itself as to the auditors' independence.

Based on these discussions and reviews, the audit committee recommended that the Board of Directors approve the inclusion of the Company's audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

Respectfully  submitted  by  the  members of the audit committee of the Board of
Directors:

Thomas  Mallos,  Chairman
Nikolas  Patsaouras
Robert  L.  Oltman
Ann  Pappas

THE  EXECUTIVE  AND  COMPENSATION  COMMITTEE
The  Bank's  Executive  and  Compensation  Committee,  which  consisted  of  Mr.
Patsaouras (chairman) and Messrs. Abernethy, Collette, Mallos, Oltman and Ms. Pappas, met six times in 2000. The Executive and Compensation Committee generally is authorized to act for the board in its absence. This committee usually handles matters requiring board review that arise between full board meetings. The committee also reviews and approves compensation arrangements of the Bank's senior officers and reviews staff compensation and benefits.

THE  LOAN  COMMITTEE
The  Bank's  Loan  Committee,  which  consists  of  Messrs. Collette (Chairman),
Patsaouras, Herles, Mallos, Oltman and Ms. Pappas meet weekly to review and approve loan requests.

                               EXECUTIVE OFFICERS


The following table provides certain information as of March 12, 2001 (except as otherwise disclosed) regarding the executive officers of Marathon
Bancorp and Marathon National Bank, other than Mr.Collette, whose information is provided in the table above.


                                 Principal Occupation
      Name         Age           During Past Five Years
-----------------  ---  -------------------------------------------------------
Timothy J. Herles   59  Executive Vice President/Senior Credit Officer of the
                        Bank since 1982.

Adrienne Caldwell   58  Executive Vice President/Chief Operations Administrator
                        of the Bank since 1990.

Howard J. Stanke    52  Executive Vice President/Chief Financial Officer of the
                        Company and Bank effective June 9, 1997.  Mr. Stanke was
                        previously Executive Vice President/Chief Financial
                        Officer of TransWorld Bancorp and TransWorld Bank since
                        1980 and was with TransWorld Bancorp and Bank from June
                        1978 to May 1997.


                             EXECUTIVE COMPENSATION


HOW  DO  WE  COMPENSATE  EXECUTIVE  OFFICERS?

The following table sets forth certain summary compensation information for our Chief Executive Officer and each executive officer of Marathon National Bank whose total annual salary and bonus exceeded $100,000 (the "Named Executives") for the fiscal year ended December 31, 2000.

     SUMMARY  COMPENSATION  TABLE
     ----------------------------



                                                                          Long Term Compensation
 Annual Compensation                                                             Awards
--------------------------------                                    --------------------------------
                                                          Other
                                                          Annual    Restricted                         All Other
 Name and                                                 Compen-   Stock                              Compen-
 Principal                              Salary    Bonus   sation    Award(s)                 Options   sation
 Position. . . . . . . . . . . .  Year    ($)      ($)    ($) (1)     ($)                      (#)       ($)
--------------------------------  ----  --------  ------  --------  -----------------------  --------  ----------

Craig D. Collette
President and
Chief Executive Officer
of the Company and the Bank. . .  2000   174,100   8,400    8,400                         0         0   85,013(2)
                                  1999   173,000   5,600    8,400                         0    11,000   72,069(2)
                                  1998   170,000       0    8,400                         0     5,000      5,199
-------------------------------   ----  --------  ------  --------  -----------------------  --------  ----------
Timothy J. Herles
Executive Vice President and
Chief Credit Officer of the Bank  2000   106,593   6,650    8,400                         0     5,512   28,914(3)
                                  1999   106,593   4,100    8,400                         0     8,000      4,539

                                  1998   103,488       0    8,400                         0    34,184      4,177
-------------------------------   ----  --------  ------  --------  -----------------------  --------  ----------
Howard J. Stanke
Executive Vice President and
Chief Financial Officer of the
Company and Bank . . . . . . . .  2000    95,000   6,650    7,800                         0         0   26,539(4)
                                  1999    95,000   4,100    7,200                         0     8,000      3,168
                                  1998    85,000       0    7,200                         0         0      2,852
-------------------------------   ----  --------  ------  --------  -----------------------  --------  ----------



(1)     These  amounts  represent  the  automobile  allowance.
(2) This amount includes $66,870 for 1999, and $79,219 for year 2000 of accrued benefits in Mr. Collette's salary continuation plan.
(3) This amount includes $23,371 of accrued benefits in Mr. Herles's Salary Continuation Plan.
(4) This amount includes $23,371 of accrued benefits in Mr. Stanke's Salary Continuation Plan.

 The following table presents information with respect to stock options to purchase shares of the Company's common stock granted during the fiscal year ended December 31, 2000, to any of the Company's Named Executives.


     OPTION/SAR  GRANTS  TABLE
     -------------------------
     OPTION/SAR  GRANTS  IN  LAST  FISCAL  YEAR

Individual Grants
------------------
 (a) . . . . . . .                    (b)            (c)            (d)          (e)
------------------  ---------------------  -------------  -------------  -----------
                                             % of Total
                    Number of Securities   Options/SARs
                    Underlying             Granted to     Exercise or
                    Options/SARs           Employees in   Base Price     Expiration
Name . . . . . . .  Granted (#)(1)         Fiscal Year        ($/Share)  Date
------------------  ---------------------  -------------  -------------  -----------
Craig D. Collette.                      0  N/A            N/A            N/A
------------------  ---------------------  -------------  -------------  -----------
Timothy Herles . .                  5,512            29%  $       3.125   09/19/2010
------------------  ---------------------  -------------  -------------  -----------
Howard J. Stanke .                      0  N/A            N/A            N/A
------------------  ---------------------  -------------  -------------  -----------

1) The stock options are incentive stock options as provided in Section 422 of the Internal Revenue Code. The vesting of the stock options is in equal installments of 20% per year from the date of the option grant.



The following table provides information with respect to the Named Executives concerning the exercise of options during the fiscal year ended December 31, 2000, and unexercised options held by the Named Executives as of December 31, 2000.

              OPTION/SAR  EXERCISES  AND  YEAR-END  VALUE  TABLE
              --------------------------------------------------
     AGGREGATED  OPTION/SAR  EXERCISES  IN  LAST  FISCAL  YEAR  AND  YEAR-END  OPTION/SAR  VALUE

 (a)                       (b)               (c)                 (d)                    (e)
------------------  -------------------  ----------------  ------------------  ---------------------
                                                           Number of           Value of Unexercised
                                                           Unexercised         In-the-Money
                                                           Options/SARs at     Options/SARs at
                                                           Year-End (#)        Year-End ($)
                    Shares Acquired on   Value Realized    Exercisable/        Exercisable/
 Name. . . . . . .  Exercise (#)                ($)        Unexercisable       Unexercisable
------------------  -------------------  ----------------  ------------------  ---------------------
Craig D. Collette.                7,000  $            447   3,200 / 23,800(1)         270 / 9,140(2)
------------------  -------------------  ----------------  ------------------  ---------------------
Timothy J. Herles.                    0               N/A  24,274 / 38,422(1)         305 / 6,732(2)
------------------  -------------------  ----------------  ------------------  ---------------------
Howard J. Stanke .                1,000  $             45   3,600 / 12,400(1)       2,010 / 4,970(2)
------------------  -------------------  ----------------  ------------------  ---------------------


(1)     Options  only.
(2)     Value  of  unexercised options is the difference between the fair market value  of  the  common  stock  underlying  the  options  and  the  exercise price  of  the  grant  at  December  31,  2000.

EMPLOYMENT  AGREEMENTS

Marathon Bancorp and Marathon National Bank have an employment agreement with Mr. Craig D. Collette and Mr. Howard J. Stanke. Mr. Collette's employment agreement provides that he is to serve for a term of five years commencing January 15, 1997 as the President and Chief Executive Officer of Marathon
Bancorp and Marathon National Bank. The base annual salary for Mr. Collette is $170,000 per year, with increases to be determined at the discretion of the Boards of Directors of Marathon National Bank and Marathon Bancorp. The agreement provides Mr. Collette with four weeks vacation, health, disability and life insurance benefits, $700 per month for car allowance, stock options to acquire 30,000 shares of Common Stock with vesting at 20% per year, which were granted in 1997, salary continuation benefits as described below, and indemnification for certain matters incurred in connection with his actions which arose out of and was within the scope of his employment. If Marathon Bancorp and Marathon National Bank terminate Mr. Collette without cause, Mr. Collette shall be entitled to (i) two years then base salary in a lump sum at the time of termination, and (ii) continuation of insurance benefits for 24 months. Upon any merger or consolidation where Marathon Bancorp and the Bank are not the surviving or resulting corporations, or upon any transfer of all or substantially all of the assets of Marathon Bancorp and Marathon National Bank, and Mr. Collette is not retained for the remaining term of the agreement in a comparable position of the resulting corporation, Mr. Collette shall be paid two years of his then base salary in a lump sum within ten days of such termination.

Mr. Stanke's employment agreement provides that Mr. Stanke shall serve for a term of five years commencing June 1, 1997 as the Executive Vice-President and Chief Financial Officer of Marathon Bancorp and Marathon National Bank. The base annual salary for Mr. Stanke is $85,000 per year, with increases to be determined at the discretion of the Boards of Directors of Marathon National Bank and Marathon Bancorp. The agreement provides Mr. Stanke with four weeks vacation, health, disability and life insurance benefits, $600 per month for car allowance, stock options to acquire 15,000 shares of Common Stock with vesting at 20% per year, which were granted in 1997, and indemnification for certain matters incurred in connection with his actions which arose out of and was within the scope of his employment. If Marathon Bancorp and Marathon National Bank terminate Mr. Stanke without cause, Mr. Stanke shall be entitled to (i) one year's then base salary in a lump sum at the time of termination, and (ii) continuation of insurance benefits for 24 months. Upon any merger or consolidation where Marathon Bancorp and Marathon National Bank are not the surviving or resulting corporations, or upon any transfer of all or substantially all of the assets of Marathon Bancorp and Marathon National Bank, and Mr. Stanke not be retained for the remaining term of the agreement in a comparable position of the resulting corporation, Mr. Stanke shall be paid the greater of one year of his then base salary or the negotiated severance payment for change of control in a lump sum within ten days of such termination.

SALARY  CONTINUATION  PLAN  FOR  EXECUTIVE  OFFICERS

On January 16, 1998, Marathon National Bank and Mr. Collette entered into a salary continuation agreement to provide salary continuation benefits to Mr. Collette. If Mr. Collette continues in the employ of Marathon National Bank until age 65, he will receive from Marathon National Bank under the salary continuation agreement $150,000 per year for 10 years beginning at his reaching this retirement age. In the event Mr. Collette terminates employment due to disability prior to age 65, he will receive the salary continuation benefits in the amount of $150,000 per year for 10 years beginning at his reaching retirement age. In the event Mr. Collette dies while actively employed by Marathon National Bank prior to reaching retirement age, his beneficiary will receive from the Bank benefits in the amount of $150,000 per year for 10 years beginning with the month following his death or the total benefit value in a lump sum 30 days following his death at the choice of the beneficiary. In the event of termination without cause Mr. Collette shall receive a benefit amount of $150,000 to be paid each year for 10 years beginning at retirement age. In the event of termination due to early retirement or voluntary termination other than a change of control, Mr. Collette shall receive an annual benefit amount beginning after retirement age for 10 years that is based on his years of service with the Bank and subject to a maximum annual benefit amount of $150,000 per year. In the event of a change in control of the Bank while Mr. Collette is in active service with Marathon National Bank, he will receive beginning on the first day of the month following the consummation of the change in control $150,000 per year for 10 years. In the event Mr. Collette is terminated for cause he will forfeit any benefits from the salary continuation agreement.

On January 1, 2000 Marathon National Bank entered into salary continuation agreements with Mr. Herles and Mr. Stanke to provide salary continuation benefits to them. If they continue in the employ of Marathon National Bank until retirement, they will receive from Marathon National Bank under the salary continuation agreement $50,000 for each year they have been vested to be paid out at a rate of 10% per year for 10 years beginning at their reaching retirement age. They will vest 10% each year Marathon Bancorp achieves a 1% return on assets and a 10% return on equity. In the event they terminate employment due to disability prior to retirement age, they will receive the salary continuation benefits in their vested amount of $50,000 per year for 10 years beginning the month after termination of employment. In the event they die while actively employed by Marathon National Bank prior to reaching retirement age, their beneficiaries will receive from Marathon National Bank benefits in the amount of $50,000 per year for 10 years beginning with the month following their death or the total benefit value in a lump sum 30 days following their death at the choice of the beneficiary. In the event of early termination due to involuntary termination, early retirement or voluntary termination other than a change of control, they shall receive an annual benefit amount beginning after retirement age for 10 years that is based on their vested years of service with Marathon National Bank and subject to a maximum annual benefit amount of $50,000 per year. In the event of a change in control of the Bank while they are in active service with Marathon National Bank, they will receive beginning on the first day of the month following termination of employment $50,000 per year for 10 years. In the event they are terminated for cause they will forfeit any benefits from the salary continuation agreement. Under the terms of the 1998 Stock Option Plan, in the event of certain mergers, consolidations or sale of assets involving Marathon Bancorp or Marathon National Bank, stock options under the plan shall accelerate and become immediately vested.

HOW  DO  WE  COMPENSATE  DIRECTORS?

The Company pays no directors fees. Each director of Marathon National Bank, including Mr. Collette, receives $500 per meeting for his or her attendance at all regular or special board meetings of Marathon National Bank. Each non-employee director also receives $100 per committee meeting of the Marathon National Bank. The maximum a Marathon National Bank director (other than the Chairman) may receive for attendance at the Marathon National Bank's board and committee meetings is $1,000 per month. The Chairman receives additional directors fees of $1,500 per month from Marathon National Bank with a maximum of directors fees of $2,500 per month. In addition, Marathon National Bank pays for some of the directors' insurance premiums for medical, dental and vision coverage and for all of the directors basic and voluntary life insurance premiums. The total amount Marathon National Bank paid on behalf of its directors pursuant to these benefits was $38,225 in 2000. In addition, under our 1998 Stock Option Plan directors are eligible to receive stock options. There were no grants made to directors in 2000 under our 1998 Stock Option Plan.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

Some of our directors and executive officers and their immediate families as well as the companies with which they are associated are customers of, or have had banking transactions with, Marathon National Bank in the ordinary course of Marathon National Bank's business, and Marathon National Bank expects to have banking transactions with such persons in the future. In management's opinion, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and, in the opinion of management, did not involve more than a normal risk of collectability or present other unfavorable features.

The  Board  of  Directors  recommends  a  vote  "FOR"  all  seven  nominees.

WHO  ARE  THE  INDEPENDENT  ACCOUNTANTS  WE  HAVE  ENGAGED?

The firm of Vavrinek, Trine, Day & Co. LLP served as independent public accountants for Marathon Bancorp and Marathon National Bank through the year 2000 and has been selected to be the independent public accountants for the year 2001. All services rendered were approved by Marathon Bancorp's Audit Committee, which has determined the firm of Vavrinek, Trine, Day & Co. LLP to be independent. It is expected that one or more representatives of Vavrinek, Trine, Day & Co. LLP will be present at the Meeting and will be given the opportunity to make a statement, if desired, and to respond to appropriate questions.

INDEPENDENT  AUDITORS

     The following table sets forth the aggregate fees we incurred for audit and non-audit services provided by Vavrinek, Trine, Day & Co., who acted as independent auditors for the fiscal year ending 2000 and performed our audit services in fiscal year 2000. The table lists audit fees and other fees. AUDIT FEES. The audit fees include only fees that are customary under generally accepted auditing standards and are the aggregate fees we incurred for professional services rendered for the audit of our annual financial statements for fiscal year 2000 and the reviews of the financial statements included in our Quarterly Reports on Forms 10-Q for fiscal year 2000.

ALL OTHER FEES. All other fees include the aggregate fees billed for services rendered by Vavrinek, Trine, Day & Co., other than those services covered above.

     DECEMBER  31,  2000
     -------------------
Audit  Fees       $  33,550
                  ---------
Other  Fees       $   3,500
                  ---------

     The audit committee of our board did consider whether other non-audit services is compatible with maintaining the independence of Vavrinek, Trine, Day & Co
     SHAREHOLDER  PROPOSALS

Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. Any such proposal to be included in the Proxy Statement for our 2002 Annual Meeting of Shareholders must be submitted by a shareholder prior to November 23, 2001 in a form that complies with applicable regulations.

In addition, in the event a shareholder proposal is not submitted to our prior to February 6, 2002, the proxy to be solicited for by the Board of Directors for the 2002 Annual Meeting of Shareholders will confer authority to the holders of the proxy to vote the shares in accordance with their best judgment and discretion, if the proposal is presented at the 2002 Annual Meeting of Shareholders, without any discussion of the proposal in the proxy statement for such meeting.

     OTHER  MATTERS

Management does not know of any matters to be presented at the Meeting other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy as proxyholders to vote the shares represented by the Proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the Proxy.

     MARATHON  BANCORP



                             Robert L. Oltman
                             ----------------
Dated:  March  12,  2001     Robert L. Oltman,  Secretary


                                  ANNUAL REPORT

Together with this Proxy Statement, Marathon Bancorp has distributed to each of its shareholders our 2000 Annual Report to shareholders for the year ended December 31, 2000, which includes our consolidated financial statements of Marathon Bancorp and its subsidiaries and the report thereon of Vavrinek, Trine, Day & Co., our independent public accountants.

The Annual Report on Form 10-K includes a list of exhibits filed with the Securities and Exchange Commission, but does not include the exhibits. If you wish to receive copies of the exhibit, we will send them to you. Expenses for copying and mailing will be your responsibility. Please write to:

Irma  Altamira,  Assistant  Secretary
Marathon  Bancorp
11150  W.  Olympic  Blvd.
Los  Angeles,  CA  90064

In addition, the Securities and Exchange Commission maintains an internet site at http://www.sec.govthat contains information filed with them.
    ------------------

                                   APPENDIX A

                    MARATHON  BANCORP/MARATHON NATIONAL BANK
                       AUDIT/COMPLIANCE COMMITTEE CHARTER

ORGANIZATION  AND  MEMBERSHIP
-----------------------------

The Board of Directors (Board) of Marathon Bancorp and Marathon National Bank (Bancorp/Bank) have established an Audit/Compliance Committee (Committee) with authority, responsibility and specific duties as identified in this Charter. The voting members of the committee consist of a minimum of four (4) outside directors appointed by the Board, all of whom are independent of the management of Marathon Bancorp or Marathon National Bank. One outside Director is appointed committee Chairperson by the Board Chairman. A quorum shall be three (3) members for the purpose of transacting business.

RESPONSIBILITIES
----------------

The Committee assists the Board in fulfilling its fiduciary and oversight responsibility to the shareholders as it pertains to the quality and integrity of the accounting policies, reporting practices, internal control structure and compliance to banking regulations. In this regard, the Committee is responsible for monitoring the Bancorp's/Bank's training, internal controls and the degree of compliance with policies and regulations. The Committee is also responsible for monitoring the preparation of quarterly and annual financial reports.

These responsibilities are addressed through a comprehensive audit program that provides for an ongoing focus on control issues through the periodic review of all aspects of Bancorp/Bank operations. The audit program consists of examinations done by both external and internal auditors

EXTERNAL  AUDITORS:
-------------------

The Committee has the following responsibilities with respect to the Bancorp's/Bank's external auditors:

Select and recommend annually to the Board the appointment of the Bancorp's/Bank's independent public accountants.

Review the independence, qualifications, annual engagement letter, audit scope and related services and fees.

Review the results of the audited financial statements, related notes and opinions.


INTERNAL  AUDITORS  OR  OUTSIDE  REVIEW
---------------------------------------

The Committee supervises the internal audit process and/or outside review and acts in all matters of internal audit supervision in relation to the appointment of internal audit personnel, salary compensation, benefits, terminations, outside audit fees and audit schedules.


ANNUALLY  THE  COMMITTEE:
-------------------------

Conducts a planning meeting to discuss the annual audit schedule and compliance issues. The President, Executive Management and Auditing are invited to attend. Upon the recommendation of the President, the Committee will review and approve the annual schedule.

Reviews and approves the policies of the Department and all job descriptions of each employee within the Department, to ensure that the responsibilities of the Committee's Charter are carried out.

QUARTERLY  OR  MORE  FREQUENTLY,  IF  NEEDED,  THE  COMMITTEE  WILL  MEET  TO:
------------------------------------------------------------------------------

1.  Review  the  status  of  the  annual  audit  plan.

2. Discuss significant audit findings from internal and outside audits, along with management's response to the audit findings.

The Committee may utilize outside audit firms to do operational and loan audits. In these instances, the President and/or compliance manager will, based upon the instructions of the Committee, coordinate the examination assignments.

In addition to the responsibilities outlined above, the Committee will review significant findings reported by regulatory agencies, management's responses and will monitor corrective actions on any significant deficiencies.

17


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    AND MAY BE REVOKED PRIOR TO ITS EXERCISE
                                MARATHON BANCORP

The UNDERSIGNED HEREBY APPOINTS Messrs. Craig D. Collette and Nikolas Patsaouras and each of them as, attorneys, agents and proxyholders, with full power of substitution, to represent, vote and act with respect to all shares of common stock of Marathon Bancorp which the undersigned would be entitled to vote at the meeting of shareholders to be held on April 16, 2001 at 4:00 p.m. at the offices of Marathon Bancorp located at 11150 W. Olympic Blvd., 8th floor, Los Angeles, California, or any adjournments thereof, with all the powers the undersigned would possess if personally present as follows:

1. To elect seven persons to be directors. Discretionary authority to cumulate votes is granted to the Board.

     Robert  J.  Abernethy     C.  Thomas  Mallos     Ann  Pappas
     Craig  C.  Collette       Robert  L.  Oltman     Nikolas  Patsaouras
     Frank  W.  Jobe,  M.D.

[     ]   FOR  ALL  NOMINEES           [     ]   WITHHELD  FOR  ALL
         (Except  as  Marked  to  the  contrary  below)

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

-------------------------------------------------------------------------------

2. Transaction of such other business as may properly come before the meeting and any adjournment or adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES FOR ELECTION OF DIRECTORS NAMED ON THE REVERSE SIDE. The undersigned hereby ratifies and confirms all that said attorneys and proxies, or any of them or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at said meeting. The undersigned acknowledges receipt of the notice of Annual Meeting and the Proxy Statement accompanying said notice. The Proxy confers authority to vote and shall be voted in accordance with such recommendation unless a contrary instruction is indicated, in which case, the shares represented by the Proxy will be voted in accordance with such instruction. IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO THE ELECTION OF DIRECTORS, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. If any other business is presented at the meeting, this proxy confers authority to and shall be voted in accordance with the recommendations of management.

 [   ]  I  DO   [   ]  DO  NOT  EXPECT  TO  ATTEND  THE  MEETING
                                                                     ,2001
                                                           ---------------------
                                                                      (Date)
                                     ___________________________________________
                                                      (Signature of Shareholder)
                                     ___________________________________________
                                                      (Signature of Shareholder)
(Please date this Proxy and sign your name exactly as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. All joint owners should sign.)